                                                                    EXHIBIT 10.1


                                    SUBLEASE
                                    --------

     THIS SUBLEASE is dated for references purposes as of February 4, 2002, and is entered by and between PUMATECH, INC., a Delaware corporation ("Sublessor"), and ALPHASMART, INC., a California corporation ("Sublessee"). Sublessor and Sublessee hereby agree as follows:

     1. Recitals.
        --------

          A. Boccardo Corporation, predecessor-in-interest to BR3 Partners, a California general partnership ("Master Lessor), as Landlord, and Engfer, Fuller, Rodriguez, Inc., a California corporation d/b/a The Windward Group, Inc., a California corporation and wholly owned subsidiary of Vanteon Corporation, predecessor-in-interest to The Windward Group, Inc., a Delaware corporation and wholly owned subsidiary of Vanteon Corporation, a New York corporation, (collectively, "Vanteon"), as Tenant, entered that certain Industrial Space Lease dated as of June 6, 1997 ("Original Lease"), with respect to a building since constructed and consisting of approximately 15,000 square feet, commonly known as 973 University Avenue, Los Gatos, California 95030 ("Premises").

          B. On October 18, 2000, in connection with a sale of a portion of its assets to Sublessor and pursuant to an Assignment and Assumption of Lease ("Assignment") dated as of October 18, 2000, Vanteon assigned the Original Lease and all of its right, title and interest in and to the Premises to Sublessor, then known as Puma Technology, Inc. Master Lessor consented to the Assignment pursuant to that certain Letter Agreement dated as of October 16, 2000.

          C. Master Lessor and Sublessor amended the Original Lease pursuant to that certain First Amendment to Industrial Space Lease ("First Amendment"), dated as of October 25, 2000. The Original Lease and the First Amendment hereinafter shall be referred to as the "Master Lease". A true and correct copy of the Master Lease is attached hereto as Exhibit A and incorporated by reference herein.

          D. Sublessor desires to sublease the Premises to Sublessee, and Sublessee desires to sublease the Premises from Sublessor, upon the terms and conditions contained herein.

     2. Sublease; Subleased Premises: Sublessor hereby subleases to Sublessee,
        ----------------------------
and Sublessee hereby subleases from Sublessor, the entire Premises ("Subleased Premises"), together, at no additional cost, with the existing furniture and network wiring located in the Subleased Premises as of the Commencement Date. The Subleased Premises are more particularly described in the Master Lease.

     3. Term.
        ----

          A. Term. The term ("Term") of this Sublease shall commence on the
             ----
later of (i) April 15, 2002, and (ii) the date on which Sublessor has received Master Lessor's written consent to this Sublease ("Commencement Date"). The term of this Sublease shall end on August 13, 2005 ("Expiration Date"), unless sooner terminated pursuant to the provisions hereof or pursuant to the provisions of the Master Lease. Notwithstanding the foregoing, but subject to having obtained Master Lessor's written consent to this Sublease, the Commencement Date shall occur prior to April 15, 2002 if Sublessee has provided Sublessor with written notice fifteen (15) business days prior to the date on which Sublessee wishes the Commencement Date to occur, but in no event will the Commencement Date occur prior to February 15, 2002.

          B. Delay in Delivery of Possession. Sublessor shall use commercially
             -------------------------------
reasonable efforts to deliver possession of the Subleased Premises on April 15, 2002. If Sublessor is unable to deliver possession of the Subleased Premises in the required condition to Sublessee on April 15, 2002 for any reason whatsoever, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder, or extend the Term, but in such case Sublessee shall not be obligated to pay Rent (as defined in Paragraph 4.B. below) or perform any other obligation of Sublessee hereunder until Sublessor delivers possession of the Subleased Premises to Sublessee in the required condition. Sublessor and Sublessee shall execute a Commencement Date memorandum establishing the Commencement Date promptly after the Commencement

          C. Date has been established, but Sublessee's failure to do so shall not affect the validity of this Sublease. Notwithstanding anything to the contrary in this Sublease, if Sublessor has not delivered the Subleased Premises to Sublessee in the condition required by this Sublease by April 30, 2002 (which date shall be extended for each day of delay in delivery of the Subleased Premises caused by the act or omission of Sublessee), then Sublessee may terminate this Sublease upon written notice thereof to Sublessor, in which event Sublessor shall immediately return any amounts prepaid by Sublessee to Sublessor hereunder, and the obligations of the parties to each other hereunder shall immediately terminate. The return of all sums paid by Sublessee to Sublessor shall be Sublessee's sole and exclusive remedy in the event of a termination pursuant to the foregoing sentence.

          D. No Option to Extend. The parties acknowledge that Sublessee has no
             -------------------
option to extend the Term of this Sublease. Sublessor shall not exercise the option to extend set forth in Section 16 of the Lease Addendum, attached to and made a part of the Master Lease pursuant to Section 1.1.V of the Master Lease or enter into any other written agreement with Master Lessor to extend the term of the Master Lease or enter into a new lease for the Subleased Premises if Sublessee is then negotiating with Master Lessor for a direct lease of the Subleased Premises.

          E. Early Access. Provided that Master Lessor has consented in writing
             ------------
to this Sublease and Sublessor has vacated fully the Subleased Premises, the date of which vacation shall occur not later than March 1, 2002, Sublessee shall have the right, prior to the Commencement Date, to enter onto the Subleased Premises solely for the purposes of installing Sublessee's furniture, trade fixtures and equipment therein and planning its occupancy of the Subleased Premises. Prior to March 1, 2002, but subject to having obtained Master Lessor's consent to this Sublease, Sublessee, upon forty-eight (48) hours' prior notice to Sublessor, may request entry into the Premises for the foregoing purposes during non-business hours or such other periods as reasonably may be acceptable to Sublessor, and Sublessor's consent to Sublessee's request for such early entry shall not be unreasonably withheld. Such early access shall be on all of the terms and conditions of this Sublease, except that Sublessee shall not be required to pay Rent hereunder until the Commencement Date. Notwithstanding the foregoing, if Sublessee commences doing business in the Premises during the early access period, the Commencement Date shall be the date on which Sublessee commenced doing business in the Subleased Premises.

     4. Rent.
        ----

          A. Monthly Base Rent. Commencing on the Commencement Date and
             -----------------
continuing throughout the Term on the first day of each calendar month thereafter, Sublessee shall pay to Sublessor monthly base rent ("Monthly Base Rent") for the Subleased Premises in equal monthly installments as follows

         Months 1 - 11:                    $1.80 per rentable sq. ft., NNN,
                                           or $27,000.00 per month

         Months 12 - 24:                   $1.95 per rentable sq. ft., NNN,
                                           or $29,250.00 per month

         Months 25 - 36:                   $2.20 per rentable sq. ft., NNN,
                                           or $33,000.00 per month

         Months 37 - Expiration Date:      $2.40 per rentable sq. ft., NNN,
                                              or $36,000.00 per month

As used herein, "month" shall mean a period beginning on the first (1st) day of a calendar month and ending on the last day of that month. Monthly Base Rent shall be paid on or before the first (1st) day of each month. Rent (as defined in Paragraph 4.B. below) for any period during the Term hereof which is for less than one month of the Term shall be a prorata portion of the monthly installment based on the actual number of days in such month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublessor at the address stated below or to such other persons or at such other places as Sublessor may designate from time to time to Sublessee in writing.

          B. Additional Rent. In addition to Monthly Base Rent, Sublessee shall
             ---------------
pay to Sublessor, at the time that Sublessee pays Monthly Base Rent or, if so notified by Sublessor in writing, within twenty (20) days after receipt of Sublessor's invoice therefor, all "Additional Rent" payable by Sublessor to Master Lessor, as defined in Section 3.2 of the Master Lease, including, without limitation, "Property Operating Expenses", "Landlord's Insurance Costs" and "Real Property Taxes", all as defined in Section 13.12 of the Master Lease, accruing as of and after the Commencement Date only. Notwithstanding the foregoing, in no event shall Sublessee be required to pay any late charges, default rates of interest, penalties or administrative charges based on a failure of Sublessor to perform Sublessor's obligations pursuant to the Master Lease unless such failure is caused by the failure of the Sublessee to perform any of its obligations pursuant to the terms of this Sublease. Sublessee also shall be responsible for payment of its own utilities, as set forth in Section
5.2 of the Master Lease, as well as its own telephone, telecommunications and data communications charges, directly to the provider. In addition, all monies required to be paid by Sublessee under this Sublease (except for Monthly Base Rent, as defined in Paragraph 4.A.), including all other payment obligations imposed by the Master Lease with respect to the Subleased Premises and incorporated by reference herein, shall be deemed additional rent ("Additional Rent"). Monthly Base Rent and Additional Rent hereinafter collectively shall be referred to as "Rent."

          C. Payment of First Month's Rent. Upon the execution of this Sublease
             -----------------------------
by Sublessee, Sublessee shall pay to Sublessor the sum of Twenty-Seven Thousand and No/100 Dollars ($27,000.00), which sum shall constitute Monthly Base Rent for the first month of the Term.

     5. Security Deposit. Upon the Commencement Date of this Sublease, Sublessee
        ----------------
shall deliver to Sublessor in cash an amount equal to two months' Monthly Base Rent payable during the last month of the Term, or $72,000.00, as security for the performance by Sublessee of its obligations under this Sublease, and not as a prepayment of rent (the "Security Deposit"). If Sublessee is in default, beyond applicable notice and cure periods, under this Sublease, Sublessor may apply all or any part of the Security Deposit for the payment of any rent or other sum in default, the repair of any damage to the Subleased Premises caused by Sublessee or the payment of any other amount which Sublessor may spend or become obligated to spend by reason of Sublessee's default or to compensate Sublessor for any other loss or damage which Sublessor may suffer by reason of Sublessee's default to the full extent permitted by law. To the extent any portion of the Security Deposit is used, Sublessee shall within five (5) days after demand from Sublessor restore the Security Deposit to its full amount. Sublessor may keep the Security Deposit in its general funds and shall not be required to pay interest to Sublessee on the deposit amount. If Sublessee shall perform all of its obligations under this Sublease and return the Subleased Premises to Sublessor at the end of the Term in the required condition, Sublessor shall return all of the remaining Security Deposit to Sublessee within thirty (30) days after the end of the Term. The Security Deposit shall not serve as an advance payment of Rent or a measure of Sublessor's damages for any default under this Sublease. If Sublessor transfers its interest in the Subleased Premises or this Sublease, Sublessor shall transfer the Security Deposit to its transferee either as a direct transfer or through a credit of the Security Deposit against consideration being paid by such transferee. Upon such transfer, and assumption of liability for the return of such Security Deposit by the transferee, Sublessor shall have no further obligation to return the Security Deposit and, in such event, Sublessee shall look solely to the new sublessor for the return of the Security Deposit. Sublessee covenants and agrees that it shall not assign or encumber or attempt to assign or encumber the Security Deposit, and neither Sublessor or its successors or assigns shall be bound by any such agreement, encumbrance, attempted assignment or attempted encumbrance.

     6. Parking. At no cost to Sublessee, Sublessee shall have the non-exclusive
        -------
right to use 3.8 parking spaces per 1,000 rentable square feet of space subleased located in the existing vehicle parking area on the parcel of land on which the Subleased Premises are located. All parking spaces shall be used only for vehicles no larger than full size passenger automobiles or pick-up trucks. Sublessee shall not permit or allow any vehicles that belong to or are controlled by Sublessee or Sublessee's employees, suppliers, shippers, customers or invitees to be loaded, unloaded, or parked in areas other than those designated by Master Lessor for such activities.

     7. Condition of the Subleased Premises. On the Commencement Date, Sublessor
        -----------------------------------
shall deliver the Subleased Premises to Sublessee in broom-clean condition, but otherwise in its "as-is, where-is with all faults" condition. Notwithstanding the foregoing, on or before the Commencement Date Sublessor shall perform the following in the Subleased Premises at no cost to Sublessee: (i) repaint the Subleased Premises; and (ii) replace carpet where the carpet has been damaged or worn, as determined in Sublessor's reasonable judgment ("Sublessor's Work"). The Sublessor's Work is more particularly described on Exhibit B attached hereto and incorporated by reference herein. Sublessee acknowledges that neither Sublessor nor any agent of Sublessor has made any representation or warranty with respect to the Subleased Premises (except as provided for in Paragraph 7 and Paragraph 35 hereof) or with respect to the suitability of any part of the Subleased Premises for the conduct of Sublessee's business. Sublessee hereby accepts the Subleased Premises and the Building, Property and Outside Areas (all as defined in the Master Lease), and all improvements thereon, subject to all applicable laws governing and regulating the use of the Subleased Premises, and any covenants or restrictions of record, and accepts this Sublease subject to all of the foregoing and to all matters disclosed in this Sublease. Sublessee acknowledges that neither Sublessor nor Sublessor's agents has made any representation or warranty as to the present or future suitability of the Subleased Premises for the conduct of Sublessee's business or the uses proposed by Sublessee. Except for the Sublessor's Work and any work associated with a failure of Sublessor's representations and warranties in Section 35 of this Sublease to be true and accurate, Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Subleased Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including, without limitation, the Americans with Disabilities Act of 1990); provided, however, that to the extent any of the foregoing items are the responsibility of Master Lessor under the Master Lease, Sublessor's sole responsibility shall be to use commercially reasonable efforts (without requiring Sublessor to spend more than a nominal sum) to cause Master Lessor to comply with such obligations.

     8. Indemnification.
        ---------------

          A. Sublessee. In addition to the indemnifications set forth in
             ---------
Sections 2.6, 8.2 and 15.B. (Lease Addendum) of the Master Lease, and except to the extent caused by Sublessor's active negligence or willful misconduct, Sublessee shall indemnify, protect, defend with counsel reasonably acceptable to Sublessor and hold harmless Sublessor from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the negligence or willful misconduct of Sublessee or its employees, contractors, agents, sublessees, assignees or invitees, or (ii) a breach of Sublessee's obligations under this Sublease or (iii) a breach of Sublessee's obligations under the Master Lease to the extent incorporated herein with respect to the Subleased Premises. The foregoing indemnification shall exclude consequential damages (including, without limitation, lost profits and lost business opportunity) and punitive damages. The foregoing indemnification shall survive the expiration or earlier termination of this Sublease.

          B. Sublessor. Except to the extent caused by Sublessee's active
             ---------
negligence or willful misconduct, Sublessor shall indemnify, protect, defend with counsel reasonably acceptable to Sublessee and hold Sublessee harmless from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys' and experts' fees), caused by or arising in connection with: (i) the negligence or willful misconduct of Sublessor or its employees, contractors, agents, assignees or invitees, or (ii) a breach of Sublessor's obligations under this Sublease; or
(iii) a breach of Sublessor's obligations under the Master Lease to the extent those obligations are not made the obligations of Sublessee pursuant to this Sublease. The foregoing indemnification shall exclude consequential damages (including, without limitation, lost profits and lost business opportunity) and punitive damages. The foregoing indemnification shall survive the expiration or earlier termination of this Sublease.

     9. Right to Cure Defaults. If Sublessee fails to pay any sum of money when
        ----------------------
due to Sublessor, or fails to perform any other act on its part to be performed hereunder, in each case within the applicable notice and cure period, then Sublessor may, but shall not be obligated to, upon two business (2) days' prior notice to Sublessee, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand, together with interest thereon at the lesser of the rate of ten percent (10%) per annum or the maximum rate permitted by law ("Interest Rate") from the date of the expenditure until repaid.

     10. Assignment and Subletting. Sublessee shall not have the right to assign
         -------------------------
this Sublease, sublease the Subleased Premises, transfer any interest of Sublessee therein, or permit any use of the Subleased Premises by another party ("Transfer") without the prior written consent of Master Lessor and of Sublessor, which consents shall be granted or denied pursuant to Article 7 of the Master Lease. Any Transfer without the consents required by this Paragraph shall be void and shall, at the option of Sublessor, terminate this Sublease. Sublessor's consent to any assignment or subletting shall be ineffective unless set forth in writing, and Sublessee shall not be relieved from any of its obligations under this Sublease, unless the consent expressly so provides. Any Transfer proposed by Sublessee shall be in strict accordance with the provisions of Article 7 of the Master Lease. Notwithstanding anything to the contrary contained in this Paragraph, any assignment consideration resulting from an assignment of this Sublease by Sublessee or any excess rentals resulting from a sub-sublease of the Subleased Premises by Sublessee shall be shared equally between Sublessor and Sublessee after Master Lessor has been paid its share of assignment consideration or excess rentals pursuant to Section 7.5 of the Master Lease.

     11. Use. Sublessee may use the Subleased Premises only for the uses
         ---
permitted in Section 1.l.T. of the Master Lease (software development and design, software sales, software storage and distribution, offices, marketing and other related support and other related legal uses), and for no other purpose. Notwithstanding anything to the contrary contained in the foregoing sentence, Sublessor hereby consents to Sublessee's use of the Subleased Premises for R&D, testing and engineering purposes so long as Master Lessor consents to such uses. Sublessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction, or going out of business, fire or bankruptcy sale upon the Subleased Premises without first having obtained Sublessor's prior written consent. Sublessee, at Sublessee's sole cost and expense, shall obtain and maintain in force during the Term of this Sublease all permits, licenses and approvals required or necessary for the conduct of the activities of Sublessee on the Subleased Premises. Sublessee shall comply with all rules and regulations promulgated from time to time by Master Lessor of which Sublessee receives actual written notice.

     12. Effect of Conveyance. As used in this Sublease, the term "Sublessor"
         --------------------
means the holder of the tenant's interest under the Master Lease. In the event of any transfer of said tenant's interest, as of the date of such transfer Sublessor shall be and hereby is entirely relieved of all covenants and obligations of the Sublessor hereunder accruing after the date of the transfer, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations to be performed by Sublessor hereunder from and after the date of the transfer. Sublessor may not assign Sublessor's interest in the Master Lease or this Sublease without the prior written consent of Sublessee. Notwithstanding the foregoing sentence, Sublessor shall be permitted to assign its interest in the Master Lease, the Subleased Premises or this Sublease without the prior written consent of Sublessee to (i) a successor corporation related to Sublessor by merger, consolidation, nonbankruptcy reorganization or government action; or
(ii) a purchaser of substantially all of Sublessor's stock or assets (either of the foregoing being a "Permitted Transfer").

     13. Acceptance. The parties acknowledge and agree that Sublessee is
         ----------
subleasing the Subleased Premises on an "as is" basis as set forth in Paragraph 7 above, and that Sublessor has made no representations or warranties with respect to the condition of the Subleased Premises except as set forth in Paragraph 7 above and Paragraph 35 below. Sublessee hereby represents to Sublessor that (i) Sublessee has fully inspected the Subleased Premises and the physical condition thereof, including, without limitation, accessibility and location of utilities and improvements and earthquake preparedness, which in Sublessee's judgment affect or influence Sublessee's use of the Subleased Premises and Sublessee's willingness to enter into this Sublease; (ii) Sublessee is relying on its inspection in subleasing the Subleased Premises; and (ii) Sublessee has received no representations or warranties from Sublessor other than with respect to the physical condition of the Subleased Premises (as set forth in Paragraph 7 above and Paragraph 35 below) on which Sublessee has relied in entering into this Sublease.

14. Improvements. No alterations or improvements shall be made to the Subleased
    ------------
Premises except in strict accordance with this Sublease and Article 6 of the Master Lease, and with the prior written consent of both Master Lessor and Sublessor, which consent of Sublessor shall not be unreasonably withheld or delayed. Any alteration or improvement undertaken by Sublessee shall be performed with all required governmental permits and in compliance with applicable laws. Sublessor shall not be required to provide a tenant improvement allowance to Sublessee in connection with Sublessee's construction of any improvements to the Subleased Premises. Upon the expiration or earlier termination of this Sublease, Sublessee, at its sole cost, shall be responsible for removing any and all alterations or improvements installed in the Subleased Premises by Sublessee (but not alterations or improvements made to the Subleased Premises by Sublessor or parties other than Sublessee) and repairing any damage caused by such removal, unless Master Lessor notifies Sublessee in writing that Master Lessor will not require Sublessee to remove such alterations or improvements. Sublessee shall not be responsible for repairing the squeaking noise on the second floor of the Subleased Premises at any time during the Term or upon the expiration or earlier termination of this Sublease.

     15. Waiver of Subrogation and Release. Sublessor hereby releases Sublessee,
         ---------------------------------
and Sublessee hereby releases Sublessor and Master Lessor, and each of their respective partners, principals, members, officers, agents, employees and servants, from any and all liability for loss, damage or injury to the property of the other in or about the Subleased Premises which is caused by or results from a peril or event or happening which is covered by insurance actually carried and in force at the time of the loss by the party sustaining such loss or required to be carried hereunder. Sublessee shall give notice to all insurance carriers that the foregoing mutual waiver of subrogation is contained in this Sublease, and shall obtain from such insurance carriers a waiver of the rights of subrogation. Sublessor shall not be liable to Sublessee, nor shall Sublessee be entitled to terminate this Sublease or to abate Rent for any reason, including, without limitation: (i) failure or interruption of any utility system or service for reasons outside of Sublessor's reasonable control; or (ii) failure of Master Lessor to maintain the Subleased Premises as may be required under the Master Lease. Notwithstanding the foregoing to the contrary, to the extent that Rent is abated for Sublessor with respect to the Subleased Premises pursuant to the terms of the Master Lease, Sublessee's Rent obligations with respect to the Subleased Premises also shall be abated. Sublessor and Sublessee are corporations, and the obligations of Sublessor and Sublessee shall not constitute the personal obligations of the officers, directors, trustees, partners, joint venturers, members, owners, stockholders or other principals or representatives of such corporations.

     16. Default. Sublessee shall be in material default under this Sublease if
         -------
Sublessee fails to perform any of its obligations hereunder after the passage of applicable notice and cure periods provided for in the Master Lease, modified, however, as set forth in Paragraph 24.A. below. In addition, Sublessee shall be in material default of its obligations under this Sublease if Sublessee is responsible for the occurrence of any of the events of default set forth in
Section 12.1 of the Master Lease.

     17. Remedies. In the event of any default by Sublessee under this Sublease
         --------
(including, without limitation, a default pursuant to Section 12.1 of the Master Lease), Sublessor shall have all remedies provided by applicable law and in equity, including, without limitation, all rights pursuant to 12.2 of the Master Lease. Sublessor may resort to its remedies cumulatively or in the alternative.

     18. Surrender. On or before the Expiration Date or earlier termination of
         ---------
this Sublease, Sublessee shall remove all of its trade fixtures and all alterations and improvements (unless Master Lessor has permitted Sublessee to leave its alterations and improvements), and shall surrender the Subleased Premises to Sublessor in clean condition and in the same condition required by
Section 2.6 of the Master Lease. Any damage or deterioration of the Subleased Premises shall not be deemed ordinary wear and tear if the same could have been prevented by customary and ordinary maintenance practices. Not later than the expiration of the Term of this Sublease or the date of any sooner termination, Sublessee shall repair any damage to the Subleased Premises occasioned by the installation or removal of Sublessee's trade fixtures, furnishings, equipment, alterations or improvements and personal property. If the Subleased Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all reasonable costs incurred by Sublessor in returning the Subleased Premises to the required condition, plus interest thereon at the Interest Rate. Sublessee shall indemnify, defend, protect and hold harmless Sublessor against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys' and experts' fees) resulting from Sublessee's delay in surrendering the Subleased Premises, including, without limitation, any claim made by any succeeding tenant founded on or resulting from such failure to surrender. The indemnification set forth in this Paragraph shall survive the expiration or earlier termination of this Sublease.

     19. Brokers. Sublessor and Sublessee each represent to the other that they
         -------
have dealt with no real estate brokers, finders, agents or salesmen in connection with this transaction, except Colliers International, representing

Sublessor and Sublessee in dual agency. Sublessor and Sublessee hereby consent to such dual agency. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees, or other compensation made by any other agent, broker, salesman or finder as a consequence of said party's actions or dealings with such other agent, broker, salesman, or finder. The warranties and representations contained in this Paragraph 19 shall survive the termination of this Sublease. Sublessor shall be responsible for payment of a brokerage commission in connection with this transaction pursuant to a separate agreement between Sublessor and Colliers International.

     20. Notices. Unless five (5) days' prior written notice is given in the
         -------
manner set forth in this Paragraph, the addresses of Sublessor and Sublessee for all purposes connected with this Sublease shall be the addresses set forth below their respective signatures. All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered; or (ii) if properly addressed and sent by either nationally recognized overnight courier or deposited in the mail (registered or certified, return receipt requested, and postage prepaid), on the date shown on the return receipt or other documentation for acceptance or rejection. All notices given to the Master Lessor under the Master Lease shall be considered received only when delivered in accordance with Sections 1.1.C. and 13.10 of the Master Lease.

     21. Severability. If any term of this Sublease is held to be invalid or
         ------------
unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

     22. Amendment. This Sublease may not be amended except by the written
         ---------
agreement of all parties hereto.

     23. Attorneys' Fees. In the event of any dispute between the parties
         ---------------
arising under this Sublease, or the breach of any covenant or condition under this Sublease, then the prevailing party shall be entitled to have and recover from the party not so prevailing, the prevailing party's reasonable costs and reasonable attorneys' fees incurred in any dispute, collection or attempted collection, negotiation relative to the obligations contained herein, or action or proceeding brought to enforce this Sublease, whether such costs and fees are incurred in taking any action under this Sublease or in any judicial proceeding (including appellate proceedings). "Prevailing party" for the purposes of this Paragraph 23 shall include, without limitation, the party who receives from the other party the sums allegedly due, performance of the covenants allegedly breached, consideration substantially equal to that which was demanded, or substantially the relief or consideration sought, whether or not any judicial proceeding is commenced or prosecuted to final judgment, or a party who dismisses a judicial action in return for substantially the performance or relief sought or in the payment of the sums allegedly due.

     24. Other Sublease Terms.
         --------------------

          A. Incorporation By Reference. Except as otherwise provided in this
             --------------------------
Sublease, the terms and conditions of this Sublease shall include various Sections of the Master Lease, which are incorporated into this Sublease as if fully set forth, except that: (i) each reference in such incorporated Sections to "Lease" shall be deemed a reference to "Sublease"; (ii) each reference to the "Premises" shall be deemed a reference to the "Subleased Premises"; (iii) each reference to "Landlord" and "Tenant" shall be deemed a reference to "Sublessor" and "Sublessee", respectively, except as expressly set forth herein; (iv) with respect to work, services, repairs, restoration, provision of insurance or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligation of Sublessor shall be to request the same in writing from Master Lessor as and when requested to do so by Sublessee, and to use Sublessor's commercially reasonable efforts (without requiring Sublessor to spend more than a nominal sum) to obtain the Master Lessor's performance; (v) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Lease, Sublessee shall have two (2) fewer days to perform the obligation, including, without limitation, curing any defaults; (vi) Sublessor shall have no liability to Sublessee with respect to (a) representations and warranties made by Master Lessor under the Master Lease, (b) any indemnification obligations of Master Lessor under the Master Lease, or other obligations or liabilities of Master Lessor under the Master Lease with respect to compliance with laws, condition of the Subleased Premises or Hazardous Materials, and (c) obligations under the Master Lease to repair, maintain, restore, or insure all or any portion of the Subleased

Premises, regardless of whether the incorporation of one or more provisions of the Master Lease might otherwise operate to make Sublessor liable therefor; and
(vii) with respect to any approval required to be obtained from the "Landlord" under the Master Lease, such consent must be obtained from both the Master Lessor and Sublessor, and the approval of Sublessor may be withheld if the Master Lessor's consent is not obtained. In the event of a conflict between the provisions of the Master Lease and the provisions of this Sublease, as between Sublessor and Sublessee the provisions of this Sublease shall control.

     The following Sections of the Master Lease hereby are incorporated into this Sublease:

     Sections 1.1 C., D., L., M., O., P. (except that Sublessor and Sublessee
     ------------------------------------------------------------------------
agree that the square footage of the Building is 15,000 square feet), Q., R., T.
--------------------------------------------------------------------------------
(subject to Master Lessor's consent to Sublessee's change in use), U. and V.;
-----------------------------------------------------------------------------

     Sections 2.1, 2.2 and 2.6, except that (i) in Section 2.1 the words
     -------------------------
"reserving and excepting to Landlord the exclusive right to all profits to be derived from any assignments or subletting by Tenant during the Lease Term by reason of the appreciation in the fair market rental value of the Leased Premises" hereby are deleted; and (ii) the reference to "Lease Commencement Date" in Section 2.6 shall mean the Commencement Date of this Sublease;

     Section 3.2, except that references to "Landlord" in Section 3.2 relative
     -----------
to costs paid or incurred by Landlord shall mean only costs paid or incurred by Master Lessor;

     Sections 3.3, 3.4, 3.5 and 3.8, except that references to "Landlord" in the
     ------------------------------
first sentence of Section 3.3 shall mean only Master Lessor;

     Article 4, except that references to "Landlord" in all but the last
     ---------
sentence of Section 4.11 and in Section 4.12 shall mean only Master Lessor;

     Article 5, except that references to "Landlord" in Section 5.1B and the
     ---------
first and third sentences of Section 5.2 and the first sentence of Section 5.4 shall mean only Master Lessor;

     Articles 6 through 8;
     --------------------

     Article 9, except that (i) Section 9.3 is deleted, and (ii) references to
     ---------
"Landlord" in Section 9.2 shall mean only Master Lessor;

     Article 10, except that (i) references to "Landlord" in Sections 10.1,
     ----------
10.2, 10.3 and 10.4 shall mean only Master Lessor; and (ii) Sublessee shall not exercise the termination rights set forth in Section 10.4 without five (5) days' prior written notice to Sublessor;

     Article 11, except that references to "Landlord" in Sections 11.1, 11.2,
     ----------
11.3, 11.4, 11.5 and 11.7 shall mean only Master Lessor, (ii) Sublessee shall not exercise the termination rights set forth in Section 11.1 without five (5) days' prior written notice to Sublessor, and (iii) the reference to "Tenant" in subsection (2) in Section 11.5 shall mean only Sublessor;

     Article 12;
     ----------

     Article 13, except that (i) Section 13.12.D hereby is deleted, (ii) the
     ----------
phrase "Base Monthly Rent" as used in Section 13.2 shall mean the Base Monthly Rent payable by Sublessor as "Tenant" under the Master Lease; (iii) references to "Landlord" in Sections 13.3, 13.5 and 13.8 shall mean only Master Lessor;
(iv) Section 13.10 is incorporated only for purposes of providing notices to Master Lessor; (v) references to "Landlord's business of owning, leasing or managing the Leased Premises" in Section 13.12.A shall mean only Master Lessor's business; and (vi) references to "Landlord's Insurance Costs" in Sections 13.12.B, C and E shall mean only Master Lessor's insurance costs;

     Article 14, except that Section 14.2 hereby is deleted;
     ----------

     Lease Addendum Section 15, except that (i) references to "Landlord" in
     -------------------------
Section 15.A. shall mean only Master Lessor, (ii) the representation of Master Lessor in Section 15.A shall be deemed made by Master Lessor as of the Commencement Date of the Master Lease, and (iii) the reference to "Lease Commencement Date" in section 15.B shall mean the Commencement Date of this Sublease; and

     Exhibits A and B.
     ----------------

          A. Agreement to Perform Obligations. This Sublease is and at all times
             --------------------------------
shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly agrees, as between Sublessor and
Sublessee: (i) to comply with all provisions of the Master Lease with respect to the Subleased Premises during the Term to the extent incorporated herein; (ii) to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease with respect to the Subleased Premises during the Term to the extent incorporated herein; and (iii) to hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims, demands, and expenses (including reasonable attorneys' and experts' fees) arising out of Sublessee's failure to comply with or to perform Sublessee's obligations hereunder or the obligations of the "Tenant" under the Master Lease as herein provided, or to act or omit to act in any manner which will constitute a breach of the Master Lease. The foregoing indemnification shall exclude consequential damages (including, without limitation, lost profits and lost business opportunity) and punitive damages. The foregoing indemnification shall survive the termination of this Sublease.

          B. Sublessor's Obligations. Sublessor hereby agrees to maintain the
             -----------------------
Master Lease in force during the entire Term of this Sublease and to pay rent to Master Lessor in accordance with the terms of the Master Lease, subject, however, to any earlier termination of the Master Lease without the fault of Sublessor; provided, however, that, Sublessor hereby agrees not to exercise any termination rights provided to "Tenant" under the Master Lease unless requested to do so by Sublessee, in which case this Sublease shall terminate as of the date of termination of the Master Lease. Sublessor promptly shall deliver to Sublessee copies of all notices, demands and requests that Sublessor may receive under the Master Lease.

     25. Condition Precedent. The Commencement Date and Sublessor's and
         -------------------
Sublessee's rights and obligations hereunder are conditioned upon receipt by Sublessor of Master Lessor's written consent to this Sublease, in form and content acceptable to Sublessor and Sublessee in their sole but reasonable discretion. Without limiting the foregoing, if Master Lessor's consent does not specifically approve the changes in use set forth in Paragraph 11 above, Sublessee shall have the right to terminate this Sublease, neither party shall have any further rights or obligations hereunder and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with Sublessee's execution hereof. Sublessee shall provide to Master Lessor all financial and other information requested by Master Lessor pursuant to Section 7.3 of the Master Lease. If Sublessor fails to obtain the Master Lessor's consent in the form required by this Paragraph within fifteen (15) business days after the date on which Sublessor delivers to Master Lessor a copy of this Sublease executed by Sublessor and Sublessee, then either Sublessor or Sublessee may terminate this Sublease by giving the other written notice, neither party shall have any further rights or obligations hereunder and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with Sublessee's execution hereof. The return of all sums paid by Sublessee to Sublessor as set forth in this Paragraph shall be Sublessee's sole and exclusive remedy in the event of a termination pursuant to the foregoing sentence.

     26. Signage. From or after the Commencement Date, Sublessee shall have the
         -------
right, at Sublessee's sole cost and expense, and in accordance with applicable governmental regulations, to install signage on the existing monument sign located on the Property and on the Building, subject to Master Lessor's approval pursuant to Section 4.4 of the Master Lease. Not later than the Commencement Date, Sublessor, at no cost to Sublessee, shall remove its existing Building and monument signage.

     27. No Offer. Submission of this Sublease for examination or signature by
         --------
Sublessee does not constitute a reservation of, option for or option to sublease, and such submission is not effective as a sublease or otherwise until execution and delivery hereof by both Sublessor and Sublessee, subject, however, to the provisions of Paragraph 25 above.

     28. Sublessee's Financial Statements. Sublessee shall provide to Sublessor
         --------------------------------
financial statements when and in the form required by Section 13.7 of the Master Lease. Sublessor agrees that such financial statements, and the information contained therein, shall be kept confidential and shall not be disclosed to third parties without the prior written consent of Sublessee (i) except in connection with a Permitted Transfer as defined in Paragraph 12 above, and (ii) except as required by applicable law.

     29. Estoppel Certificates. Within seven (7) business days after receipt of
         ---------------------
demand by Sublessor or Master Lessor, Sublessee shall execute and deliver to Sublessor an estoppel certificate to Sublessor in connection with this Sublease in the form required pursuant to Section 13.6 of the Master Lease.

     30. Holding Over. No right to hold over in the Premises is granted hereby.
         ------------
If Sublessee holds over in the Subleased Premises after the expiration or sooner termination of the Term of this Sublease, the terms and conditions of Section
13.2 of the Master Lease shall apply, as modified by Paragraph 24.A. above. In addition, Sublessee shall indemnify, defend, protect and hold harmless Sublessor and Master Lessor from and against any and all claims for damages as the result of the failure of Sublessee to surrender the Subleased Premises in the condition required by this Sublease upon the expiration or sooner termination of the Term of this Sublease, including, without limitation, claims made by any succeeding tenant or subtenant. The foregoing indemnification shall survive the expiration or earlier termination of this Sublease.

     31. Counterparts. This Sublease may be executed in counterparts, each of
         ------------
which, when taken together as a whole, shall constitute one (1) original document.

     32. Quiet Enjoyment. Sublessee shall peacefully have, hold and enjoy the
         ---------------
Subleased Premises, subject to the terms and conditions of this Sublease, provided that Sublessee pays all Rent and performs all of Sublessee's covenants and agreements contained herein.

     33. Personal Property. During the Term of this Sublease, Sublessor shall
         -----------------
provide to Sublessee, at no additional cost to Sublessee, the use of the furniture and network wiring located within the Subleased Premises on the Commencement Date (collectively, "Personal Property"). Sublessee acknowledges that Sublessee is taking possession of the Personal Property on an "as is, where is with all faults" basis, and that Sublessee is not relying on any representations or warranties of any kind whatsoever, express or implied, including, without limitation, any implied warranties as to merchantability or fitness for a particular purpose; provided, however, that Sublessor represents for the benefit of Sublessee that Sublessor owns the Personal Property free and clear of all liens. Sublessor shall have no obligation to repair, maintain, replace or insure the Personal Property. Upon the expiration or earlier termination of this Sublease, Sublessee shall return the Personal Property to Sublessor by leaving the Personal Property on the Subleased Premises in the configuration and in the condition received, ordinary wear and tear excepted. Any damage or deterioration of the Subleased Premises shall not be deemed ordinary wear and tear if the same could have been prevented by customary and ordinary maintenance practices.

     34. Authorization to Direct Sublease Payments. Sublessor hereby
         -----------------------------------------
acknowledges that Sublessor's failure to pay the rent and other sums owing by Sublessor to Master Lessor under the Master Lease will cause Sublessee to incur damages, costs and expenses not contemplated by this Sublease, especially in those cases where Sublessee has paid sums to Sublessor hereunder which correspond in whole or in part to the amounts owing by Sublessor to Master Lessor under the Master Lease. Accordingly, Sublessee shall have the right to pay all Rent and other sums owing by Sublessee to Sublessor hereunder for those items which also are owed by Sublessor to Master Lessor under the Master Lease directly to Master Lessor on the following terms and conditions:

          (i) Sublessee reasonably believes that Sublessor has failed to make any payment required to be made by Sublessor to Master Lessor under the Master Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Sublessee's written demand requesting such proof.

          (ii) Sublessee shall provide to Sublessor concurrently with any payment to Master Lessor reasonable evidence of such payment.

          (iii) Sublessee shall not prepay any amounts owing by Sublessor without the consent of Sublessor.

          (iv) If Sublessor notifies Sublessee that it disputes any amount demanded by Master Lessor, Sublessee shall not make any such payment to Master Lessor unless Master Lessor has provided a three-day notice to pay such amount or forfeit the Master Lease.

     Any sums paid directly by Sublessee to Master Lessor in accordance with this Paragraph shall be credited toward the amounts payable by Sublessee to Sublessor under this Sublease. In the event Sublessee tenders payment directly to Master Lessor in accordance with this Paragraph and Master Lessor refuses to accept such payment, Sublessee shall have the right to deposit such funds in an account with a national bank for the benefit of Master Lessor and Sublessor, and the deposit of said funds in such account shall discharge Sublessee's obligation under this Sublease to make the payment in question.

     35. Sublessor's Representations and Warranties. As an inducement to
         ------------------------------------------
Sublessee to enter this Sublease, Sublessor represents and warrants with respect to the Subleased Premises that: (i) the Master Lease is in full force and effect, and there exists under the Master Lease no event of default, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute an event of default by Sublessor or, to Sublessor's actual knowledge without duty of inquiry, Master Lessor; (ii) to the best of Sublessor's actual knowledge, Sublessor has not received any written notice from any insurance company of any defects or inadequacies in the Subleased Premises of any part thereof which could adversely affect the Subleased Premises or any portion thereof; (iii) to the best of Sublessor's actual knowledge, Sublessor has not received any written notice from governmental authorities that there are pending or threatened condemnation or similar proceedings affecting the Subleased Premises or any portion thereof; (iv) Sublessor has not assigned (for security purposes or otherwise) its interest in the Master Lease or sublet its interest in the Subleased Premises; (v) Sublessor has provided Sublessee with true, correct and complete copies of any and all Private Restrictions affecting the Subleased Premises; (vi) the copy of the Master Lease attached hereto as Exhibit A is a true, correct and complete copy of the Master Lease, including all amendments and modifications thereto; and (vii) to the best of Sublessor's actual knowledge, any handling, transportation, storage, treatment or use of Hazardous Materials by Sublessor in or on the Subleased Premises has been done in compliance with all laws which relate to Hazardous Materials. Sublessor also represents and warrants for the benefit of Sublessee that those portions of the Subleased Premises which Sublessor, as Tenant under the Master Lease, is required to keep and maintain pursuant to Section 5.1.A. of the Master Lease ("Tenant's Maintenance Items") will be in good order, condition and repair during the first thirty (30) days of the Term. If any Tenant Maintenance Item is not in the required condition during the first thirty (30) days of the Term, Sublessee shall so notify Sublessor of the need for repair in writing, and Sublessor shall complete the repair at no cost to Sublessee; provided, however, that if the need for repair resulted from the action or inaction of Sublessee (including, without limitation, any action or inaction during Sublessee's period of early access pursuant to Section 3.D above), Sublessor shall not be obligated to complete the repair. Time is of the essence with respect to Sublessee's obligation to notify Sublessor of any need for repair within the first thirty
(30) days of the Term, and if Sublessee does not so notify Sublessor during the thirty (30)- day period, Sublessor's obligation to repair shall terminate and be of no further force or effect as of the end of the thirtieth (30th) day of the Term.

     36. Sublessor's Covenants. Sublessor hereby agrees, for the benefit of
         ---------------------
Sublessee, that during the Term of this Sublease Sublessor shall not, without the prior written consent of Sublessee, which consent shall not be unreasonably withheld or delayed, (i) assign or encumber Sublessor's interest as tenant pursuant to the Master Lease except as permitted by Paragraph 12 above; (ii) voluntarily terminate the Master Lease unless and until Master Lessor has agreed in writing to continue this Sublease in full force and effect as a direct lease between Master Lessor and Sublessee upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof;
(iii) amend or otherwise modify the Master Lease in any manner which materially increases Sublessee's obligations or diminishes Sublessee's rights hereunder; or
(iv) enter into any agreement with Master Lessor or any other party which would have the effect of terminating the Master Lease or disrupting the occupancy and quiet enjoyment of the Subleased Premises by Sublessee unless and until Master Lessor or the third party has agreed in writing to continue this Sublease in full force and effect as a direct lease between Master Lessor and Sublessee upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof.

     37. Attachments. Attached to this Sublease and made a part hereof is the
         -----------
following:

         Exhibit A - Master Lease

     SUBLESSOR AND SUBLESSEE HAVE CAREFULLY READ AND REVIEWED THIS SUBLEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS SUBLEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS SUBLEASE IS EXECUTED, THE TERMS OF THIS SUBLEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF SUBLESSOR AND SUBLESSEE WITH RESPECT TO THE SUBLEASED PREMISES.

     THIS SUBLEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY SUBLESSOR OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

     IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Sublease to be executed by their duly authorized representatives as of the day and year first above written.

     SUBLESSOR:

     PUMATECH, INC., a Delaware corporation

     By: /s/ KELLY J. HICKS

     Its:CFO and VP Operations

     SUBLESSOR'S ADDRESS FOR NOTICES AND RENT:

     PumaTech, Inc.
     2550 North First Street, Suite 500
     San Jose, California  95131
     Attention: Keith Kitchen


     SUBLESSEE:

     ALPHASMART, INC., a California corporation

     By: /s/ JAMES M. WALKER

     Its:         CFO

     SUBLESSEE'S ADDRESS FOR NOTICES:
     20400 Stevens Creek Blvd.
     Cupertino, CA 95014